Exhibit 32.1

      Certification of Chief Executive Officer and Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the accompanying Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the "Report") of Handy Hardware Wholesale, Inc. ("Handy") as filed with the Securities and Exchange Commission on November 13, 2003, the undersigned, in his or her capacity as an officer of Handy, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his or her knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of Handy.



         Date:  November 12, 2003
                -----------------
                                              /s/ Don Jameson
                                      -------------------------------------
                                                  Don Jameson
                                      President and Chief Executive Officer


         Date:  November 12, 2003
                -----------------

                                            /s/ Tina S. Kirbie
                                      -------------------------------------
                                                Tina S. Kirbie
                                           Executive Vice President
                                           Secretary and Treasurer
                                           Chief Financial Officer


This certification made in accordance with Section 906 of the Sarbanes-Oxley Act of 2002 accompanies the Quarterly Report on Form 10-Q of Handy for the quarter ended September 30, 2003. This certification shall not be deemed filed by Handy for purposes of Section 18 of the Securities and Exchange Act of 1934.